EXCLUSIVE PURCHASE AND
                             DISTRIBUTION AGREEMENT


     This agreement (the "Agreement") dated as of March 12, 1998 between the Spectranetics Corporation, a Delaware corporation having a place of business at 96 Talamine Court, Colorado Springs, Colorado 80907-5186 (hereinafter referred to as "Spectranetics"); and Orbus Medical Technologies, Inc., a Florida corporation, having an address at 200 South Biscayne Boulevard, Floor 20, Miami, Florida 33131 (hereinafter referred to as "OrbusMT").

     WHEREAS, Spectranetics is a distributor of medical devices and has certain expertise in the marketing and sale of medical devices; and

     WHEREAS, OrbusMT is organizing a venture to engage in the design, development, and manufacture of certain medical devices including the "R Stent" as defined; and

     WHEREAS, OrbusMT has informed Spectranetics that a patent for the R Stent, in the name of Dr. Gary Becker as author, has been applied for in the European Community under Application * * * and that Dr. Becker has agreed to transfer to OrbusMT any patent issued pursuant to such application; and

     WHEREAS, the parties acknowledge that, as of the "Commencement Date," as defined, the R Stent has not been registered or approved for sale in any country; and

     WHEREAS, OrbusMT desires to arrange for the distribution of the R Stent in the "Territories," as defined, and Spectranetics desires to become the exclusive distributor of the R Stent in such Territories; and

     WHEREAS, Spectranetics represents that it has adequate facilities, skills, personnel, and financial resources to perform its duties under this Agreement; and

     WHEREAS, as consideration for the granting of the exclusive rights to distribute the R Stent on the terms and conditions of this Agreement, Spectranetics has agreed to invest certain monies and resources in the registration, approval, and subsequent sales and marketing of the R Stent in the Territories as more fully set forth in Section 3.3 hereof; and

     WHEREAS, the parties acknowledge that they each must invest significant resources in the registration, clinical trials, and production of the R Stent if it is to be successfully marketed



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and sold;

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE 1
                                   DEFINITIONS

     1.1. For purposes of this Agreement, the definitions set forth below shall be applicable:

     "Affiliate" shall mean a corporation or other business entity which is, directly or indirectly, controlled by a party hereto. For this purpose, control of a corporation or other business entity shall mean (i) direct or indirect beneficial ownership of fifty percent (50%) or more of the voting interest in such corporation or other business entity, (ii) direct or indirect beneficial ownership of fifty percent (50%) or more of the equity of such corporation or other business entity, and (iii) the existence of any other relationship between a corporation or other business entity and another corporation or other business entity which results in effective management control by one or the other, regardless of whether such control is continuously exercised. The term "Affiliates" shall not mean any corporation or other business entity which controls a party hereto or is under common control with a party.

     "Approval"  means  the  approval,   by  the  appropriate   governmental  or
quasi-governmental authorities, of the R Stent marketing and sales in the relevant part of the Territories.

     "Approval Date"" is defined in Section 11.1.

     * * *

     "Commencement Date" means the date of execution of this Agreement.

     "Confidential Information" is defined in Section 6.3.

     "Demo Unit" means a unit of the R Stent which Spectranetics gives * * * to a customer or potential customer.

     "Disclosee" is defined in Section 6.3.


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     "Discloser" is defined in Section 6.3.

     "FDA" shall mean the United States Department of Health and Human Services, Food and Drug Administration, or any successor agency.

     "First Contract Year" shall mean, as to each Territory, the 365-day period beginning on * * * in such Territory (the * * * Date," as further defined in Section * * * and ending at midnight on the 365th day thereafter. The "Second Contract Year," as to each such Territory, shall mean the next subsequent 365-day period, and so on.

     "International Regulatory Agency" shall mean any federal, state or local governmental authority in the Territories outside the United States which authority performs similar functions to the FDA.

     * * *

     * * *

     "Person" or "Persons" shall mean any individual, corporation, partnership, association, trust or other entity or organization, including a governmental or political sub division or any agency of instrumentality thereof.

     "R Stent" shall mean the OrbusMT R Stent as defined in the European patent application * * *, a copy of which is attached hereto as Annex "1" (the "European Patent Application"), and any modifications and improvements thereto.

     "Spectranetics Claims" is defined in Section 8.3.

     * * *

     "Sub-Distributor" shall mean any Person or Persons chosen by Spectranetics and approved by OrbusMT, as set forth in Section 2.1., to distribute the R Stent in any Territory, or portion thereof, on Spectranetics' behalf.

     "Subsequent Clinical Trial" means any clinical trial required to gain Approval in a part of the Territories for a modification, additional configuration, or other change made to the R Stent after the R Stent has received initial Approval in such part of the Territories.

     "Subsidiary" shall mean any corporation, partnership or other entity, fifty percent (50%) or more of the outstanding shares of any class of stock, general partnership interest, or other


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equity of which is owned by a party;  and any operating  division of a party not separately incorporated or organized as an independent business Person.

     * * *

     "Trademark" shall mean such trademark or trademarks as OrbusMT shall register for the R Stent. OrbusMT shall give Spectranetics prompt notice of any and all such trademarks.



                                    ARTICLE 2
                            EXCLUSIVE DISTRIBUTORSHIP

     2.1. Exclusivity. OrbusMT hereby appoints Spectranetics, for the Term of this Agreement, and Spectranetics hereby accepts such appointment, as OrbusMT's exclusive distributor for the sale and distribution of the R Stent in the Territories, on the terms and conditions of this Agreement. Spectranetics acknowledges that OrbusMT is relying on its particular skills and reputation in the scientific community and agrees that it may not appoint any Sub-Distributor without the prior written approval of OrbusMT, which approval OrbusMT may give or withhold in its sole discretion, with or without reason.

     2.2. Sales in the Territories. During the term of this Agreement, OrbusMT will sell and deliver to Spectranetics, and Spectranetics will purchase from OrbusMT, the R Stent at the prices and subject to the terms and conditions provided in this Agreement. OrbusMT agrees not to sell the R Stent in the Territories to Persons other than Spectranetics and to forward to Spectranetics all inquiries and orders received by OrbusMT concerning sales of the R Stent in the Territories. Spectranetics agrees not to sell the R Stent outside the Territories and to forward to OrbusMT all inquiries or orders received by Spectranetics concerning sales of the R Stent outside the Territories.

     2.3. Sales Outside the Territories. OrbusMT agrees not to knowingly sell the R Stent to Persons outside the Territories who intend to sell the R Stent in the Territories. If Spectranetics advises OrbusMT that another customer of OrbusMT is engaged in the distribution, sale, or resale of the R Stent in the Territories, then OrbusMT agrees to use reasonable efforts to persuade or prevent such customer from distributing, selling, or reselling in the Territories (which efforts need not include litigation) and, if OrbusMT is unsuccessful in its efforts, then OrbusMT agrees to cease sales to such customer within sixty (60) days of the date OrbusMT first becomes aware of such customer's unauthorized activities.



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     Spectranetics  agrees  not to sell  the R  Stent  outside  the  Territories without specific advance written authorization from OrbusMT. Spectranetics further agrees that, during the term of this Agreement (1) it shall not knowingly sell the R Stent to Persons located in the Territories who intend to distribute, sell, or resell the R Stent outside the Territories; and (2) it shall take reasonable precautions to insure that the R Stents it purchases from OrbusMT shall only be offered for distribution, sale, or resale within the Territories. If Spectranetics is advised by OrbusMT that one of its customers is engaged in the distribution, sale, or resale of the R Stent outside of the Territories, then Spectranetics agrees to use reasonable efforts to persuade or prevent such customer from distributing, selling, or reselling the R Stent outside of the Territories (which efforts need not include litigation) and, if Spectranetics is unsuccessful in its efforts, then Spectranetics agrees to cease sales to such customer within sixty (60) days of the date Spectranetics first becomes aware of such customer's unauthorized activities.

     2.4. OrbusMT's Employees. OrbusMT agrees: (1) not to send or employ any agents or employees or other personnel of OrbusMT into the Territories to engage in the sales or promotion of the R Stent in the Territories and (2) not to make any efforts to sell the R Stent in the Territories from outside the Territories; provided, however, that nothing contained in this Section 2.4 shall prevent OrbusMT from having any employees or agents work in the Territories, on a part-time, full-time or permanent basis, to act as liaison between Spectranetics and OrbusMT, and to act on OrbusMT's behalf in the Territories as long as such activities are consistent with the "Annual Marketing Plan," as defined in
Section 3.2(a) of this Agreement.

     2.5. * * * Bundling. Distribution rights shall be considered to be in effect for any Territory from the Commencement Date until such rights are terminated pursuant to the terms of this Agreement. * * * Spectranetics may not sell or distribute the R Stent "bundled," as defined, with any other product or products without the prior written approval of OrbusMT. "Bundled" means the giving of a price to a customer for two or more products without indicating what portion of the price is for each product included.


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     2.6. Payment to OrbusMT.

     (a) For each Territory, Spectranetics shall determine the suggested hospital list prices, the sales prices directly from Spectranetics to hospitals, and the actual sales price from Spectranetics to Sub-Distributors and customers for the R Stent. Spectranetics will inform OrbusMT in writing of such prices as and when they change.

     (b) For each R Stent sold Spectranetics agrees to pay OrbusMT * * *

     (c) Spectranetics agrees to pay OrbusMT the OrbusMT Price for each R Stent delivered to Spectranetics within thirty (30) days after receipt of the invoice for such R Stent. Spectranetics agrees to pay any additional amount owed to OrbusMT pursuant to Section 2.6(b) within thirty (30) days after the end of the calendar quarter in which Spectranetics is paid by its Sub-Distributor or customer for such R Stent.

     (d) * * * the OrbusMT Price shall be subject to adjustment at OrbusMT's option at any time and from time to time, provided that (i) OrbusMT shall have given Spectranetics thirty (30) days' notice of such adjustment, and (ii) OrbusMT shall be obligated to fill all orders it receives from Spectranetics prior to the effective date of such adjustment at the immediately preceding price levels except as may be otherwise agreed by the parties; and (iii) the aggregate increases in the prices of the R Stent in any Contract Year shall not be more than * * * over the prices in effect at the beginning of such Contract Year unless the increases shall be due to a modification in the R Stent. The parties acknowledge that the OrbusMT Price may also be adjusted to * * * .

     2.7 New Products. OrbusMT shall use commercially reasonable efforts to discuss with Spectranetics, in an informal manner, potential new products on an ongoing basis. * * *

     All discussions between OrbusMT and Spectranetics concerning any New Product or any potential New Product shall be subject to the provisions of this Agreement concerning confidentiality.


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                                    ARTICLE 3
                           RESPONSIBILITIES OF PARTIES

     3.1. Responsibilities of OrbusMT.

     (a) OrbusMT will be responsible for and in charge of (i) any further research and development needed for the production of the R Stent; and (ii) the manufacturing (including Territory-specific labeling and packaging) of the R Stent. In connection with these responsibilities OrbusMT will prepare an annual business plan (the "Annual Business Plan") describing, in detail, projected production numbers, supply schedules, and production capacities for the R Stent in the Territories * * *. The Annual Business Plan for 1998 is attached hereto and made a part hereof as Annex "3."

     (b) OrbusMT agrees to assist Spectranetics in sales, training and other programs intended to enhance Spectranetics' ability to market the R Stent. In connection therewith, OrbusMT shall provide Spectranetics, at no cost to Spectranetics, (i) access to technical personnel during normal business hours to answer questions or inquiries concerning the R Stent; and (ii) the assistance of a "Marketing Management Consultant" in preparing and executing education, training and other programs for the Spectranetics sales staff. The Marketing Management Consultant shall be available on an as needed basis to Spectranetics until May 30, 1999 and thereafter up to twenty five percent (25%) of the Marketing Management Consultant's work time in each calendar year during the Term of this Agreement. Mr. David L. Camp shall be the initial Marketing Management Consultant.

     In the event that OrbusMT wishes to replace Mr. Camp as Marketing Management Consultant during the period from the Commencement Date until May 30, 1999, then Spectranetics must approve Mr. Camp's proposed replacement. In the event that OrbusMT wishes to replace Mr. Camp as Marketing Management Consultant after May 30, 1999, then OrbusMT agrees that: (A) it shall only consider and hire candidates with at least ten (10) years' experience in marketing medical devices in the areas of interventional radiology and/or interventional cardiology, and (B) it shall include Spectranetics in the interviewing and evaluation process, Spectranetics acknowledging that the final decision shall be that of OrbusMT.


     (c) OrbusMT will provide Demo Units to Spectranetics at a maximum cost of *
* *. Spectranetics will include in the quarterly reports provided to OrbusMT pursuant to Section 3.2 information regarding the distribution of Demo Units to its customers.



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     (d) OrbusMT shall use its best efforts to protect the intellectual property associated with the R Stent to the fullest extent possible, including, but not limited to, prosecuting patents for the R Stent in the Territories in a timely manner.

     (e) OrbusMT shall provide to Spectranetics R Stent packaging materials such that Spectranetics may review and approve the packaging design thereof. OrbusMT shall have sole responsibility for ensuring that the required Agency and other regulatory information is incorporated in such materials.

     3.2. Responsibilities of Spectranetics.

     (a) Spectranetics will execute an annual sales plan (the "Annual Sales Plan") and an annual marketing plan (the "Annual Marketing Plan"). The Annual Sales Plan will describe, in detail, projected sales, sale prices and sales targets for each country in the Territories. The Annual Marketing Plan will describe, in detail, planned clinical trials, promotional activities, materials, and related budgets for the year in question. * * * The Annual Sales Plan for 1998 and the Annual Marketing Plan for 1998 are attached hereto and made a part hereof as Annex "4". * * *

     (b) Sales. Spectranetics shall (i) take reasonable efforts to promote and obtain sale and distribution of, and to stimulate interest in, the R Stent throughout the Territories; and (ii) solicit orders for and sell the R Stent for delivery to customers throughout the Territories; and, in consideration thereof, OrbusMT hereby agrees not to appoint another distributor of the R Stent within the Territories during the Term of this Agreement, except as specified in
Article 9.

     (c)  Specific  Duties.   In  order  to  carry  out  its   responsibilities,
Spectranetics agrees to undertake the following at its expense:

          (i) to treat its customers and to conduct its business with a view to maintaining and increasing the public goodwill and reputation attached to the R Stent;

          (ii) to employ, train, and maintain an efficient staff of sales and other personnel to carry out Spectranetics' responsibilities under this Agreement, including, without limitation, the agreed minimum staff set forth in Annex "2" attached hereto and made a part hereof (the "Minimum Staff"). Minimum Staff may support other Spectranetics' products;

          (iii)  to  organize   and   participate   in  such  joint   visits  of



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          Spectranetics' customers as may be reasonably requested by OrbusMT;

          (iv) to distribute among prospective purchasers such technical or commercial catalogues, leaflets, and other printed documentation as it and OrbusMT may agree to;

          (vi) to prepare with OrbusMT's assistance and to distribute to prospective buyers such other catalogues, leaflets, and printed documentation as the parties agree desirable for the marketing of the R Stent within the Territories;

          (vii) to apply to its customers conditions of sale and warranty strictly in accordance with all applicable laws, regulations, and FDA or International Regulatory Agency standards in the respective Territories; and

          (viii) to inform OrbusMT immediately of laws, regulations, and FDA or International Regulatory Agency standards applicable to the R Stent in the Territories of which Spectranetics becomes aware.

     (d) Trademarks. OrbusMT hereby authorizes Spectranetics to utilize any of its Trademarks or trade names in connection with Spectranetics' sales of the R Stent pursuant to this Agreement. Spectranetics agrees to evidence any such Trademarks or trade names in any advertising or sales promotion materials and to advise OrbusMT promptly of any infringement it discovers of any of OrbusMT's Trademarks or trade names.

     Spectranetics further agrees:

          (i) to utilize the Trademark only in connection with the R Stent and the performance of this Agreement;

          (ii) to evidence the Trademark in any advertising or sales promotion program or campaign;

          (iii) to comply with OrbusMT's reasonable instructions with respect to any use of the Trademark (color, design, and so on);

          (iv) to have the Trademark appear on any packaging or wrapping materials that Spectranetics or any of its subdistributors, dealers, or sales representatives provides concerning the R Stent;



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          (v) not to  associate  the  Trademark  in a confusing  manner with any other tradename or trademark (including those of Spectranetics), except in accordance with OrbusMT's instructions;

          (vi)  not  to  use  the  Trademark  for  other   purposes  than  those
          specifically provided herein without the prior written approval of OrbusMT;

          (vii) not to file any registration application or to register the Trademark or any other trademarks or tradenames associating the Trademark or the R Stent with any other products or leading to confusion with or imitating the R Stent or the Trademark;

          (viii) except as set forth in Section 11.4, to cease and desist from the use of the Trademark from and after such time as this Agreement shall have been terminated for any reason whatsoever; and

          (ix) to impose the  restrictions  imposed upon it by the terms of this
          Section 3.2 upon those to whom it sells.

     (e) License to OrbusMT. Subject to the terms and conditions of this Agreement, Spectranetics hereby grants to OrbusMT a non-exclusive, non-transferable limited license to use the Spectranetics tradename and trademarks solely for the purpose of manufacturing and packaging R Stents for distribution under this Agreement.

     (f) Standard of Conduct. Spectranetics shall conduct its affairs in an ethical and businesslike manner, shall pay all taxes, levies, and duties applicable to the sale of the R Stent, shall at no times knowingly engage in any illegal, deceptive, unfair or unethical trade practices which may adversely affect the image and reputation of OrbusMT or the R Stent, and shall not knowingly make false, misleading, or disparaging representations regarding OrbusMT or the R Stent.

     (g) Warranties by Spectranetics. Spectranetics shall make no warranties or guarantees with respect to the R Stent or the use of the R Stent except as may be authorized by OrbusMT in writing. Sales shall be made under OrbusMT's warranty as in effect from time to time and shall be extended to purchasers at retail. Warranty cards or similar materials provided



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by OrbusMT shall be furnished by Spectranetics to each buyer.

     (h) Records. Spectranetics shall maintain accurate records and accounts of all purchase orders, invoices, sales statistics, and advertising expenditures relating to the R Stent and shall permit examination of such records by OrbusMT's representatives and agents upon reasonable notice and during normal business hours. OrbusMT shall not require Spectranetics to maintain information other than that it maintains in the normal course of its business. Spectranetics agrees that it will permit a reputable independent certified public accounting firm designated by OrbusMT and approved by Spectranetics, which approval shall not be unreasonably withheld, to have access, at a mutually-agreed-upon time during Spectranetics' normal business hours, to Spectranetics' records and books of account which relate solely to the R Stent for the purpose of determining whether the appropriate fees have been paid. Such audits may not be required more often than once every year; provided, however, that OrbusMT may audit Spectranetics within six (6) months of any audit in which a discrepancy of five percent (5%) or greater in favor of Spectranetics is found. If a discrepancy is discovered, the party in whose favor the error was made will promptly pay the amount of the error to the other. OrbusMT will pay the cost of the audit, provided that, if a discrepancy is discovered of ten percent (10%) or greater, then Spectranetics will pay the cost of the audit.

     (i) Reports. Within thirty (30) days following the end of each calendar quarter, Spectranetics shall furnish to OrbusMT a written "Sales and Inventory Report" setting forth such information as OrbusMT may reasonably request, in each case on a country-by-country basis, including:

          (i) quantities on hand at the beginning of such calendar quarter;

          (ii) quantities purchased from OrbusMT during such calendar quarter;

          (iii) quantities sold by Spectranetics to each of its customers during such calendar quarter, the prices at which the R Stents in question were sold, and the terms on which such R Stents were sold;

          (iv) the amounts collected by Spectranetics during such calendar quarter on account of the R Stent from each of its customers; and

          (v) quantities on hand at the end of such calendar quarter.

     3.3. The Approval Process. Except as provided in this Section 3.3, all costs of obtaining Approval for the sale and marketing of the R Stent in each part of the Territories shall



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be borne by * * * agrees to devote the time and  resources  necessary  to obtain
Approval in each part of the Territories on the timetable set forth in Annex "6" attached hereto and made a part hereof.

     * * *

     * * *

     * * * shall maintain detailed records of all clinical trials, in accordance with the accepted standards in the profession, including records of the costs of such clinical trials. * * * shall be entitled to copies of all such records of *
* * at any time and from time to time.

     In the event of modification to the design of the R Stent, * * * shall bear the costs of all design work in connection therewith. * * * shall bear the costs of all Subsequent Clinical Trials and applications for Approval which may be required in connection with any such modification * * *. OrbusMT agrees to discuss any proposed modification to the design of the R Stent with Spectranetics prior to implementing the same and to coordinate with Spectranetics, where possible, the timing of the introduction of any modified version of the R Stent.



                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

     4.1. Representations and Warranties of OrbusMT. OrbusMT represents and warrants that (i) it will employ or otherwise engage and maintain adequate manpower to fulfill its responsibilities hereunder; (ii) the R Stents will conform to the specifications submitted for Approval in the respective parts of the Territories and will be free of defects in materials and workmanship; (iii) the R Stents will be manufactured in accordance with all applicable regulatory provisions, including without limitation, applicable FDA regulations as to "Good Manufacturing Practices" including those recited for medical devices set forth at 21 C.F.R. ss. 820, as amended from time to time, and the "Establishment Regulation and Device Listing for Manufacturers of Devices" set forth at 21 C.F.R. ss. 807, as amended from time to time, and ISO 9002; (iv) the R Stents will not be adulterated or misbranded within the meaning of the United States Food, Drug and Cosmetic Act of 1938, as amended, and the regulations promulgated thereunder; (v) when delivered to Spectranetics, the R Stents will be free and clear of all liens, security interest, charges and encumbrances of any kind or amount; and (vi) neither the materials comprising the R Stents sold hereunder nor the specifications for such R Stents will be altered without prior written notice to Spectranetics, which notice shall be given on a timely basis prior to the making of any such alteration.



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     4.2.  Corporate  Existence  and  Power.  OrbusMT  is  a  corporation,  duly organized, validly existing and in good standing under the laws of the State of Florida. OrbusMT has full power to carry on its business and perform its obligations under this Agreement.

     4.3. Authorization and Validity of Agreement. The execution, delivery and performance of this Agreement by OrbusMT and the consummation by OrbusMT of the transactions contemplated hereby have been duly authorized by all necessary action on the part of OrbusMT. This Agreement has been duly executed and delivered by OrbusMT and this Agreement and any agreements executed and delivered by OrbusMT pursuant hereto constitute the valid and binding agreements of OrbusMT and each is enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally or by equitable principles (whether considered in an action at law or in equity).

     4.4. No Violation; Consents. Neither the execution and delivery of this Agreement nor the consummation of the transactions provided for herein will violate any material agreement to which OrbusMT is a party or by which it is bound or any law, order or decree or any provision of the Articles of Incorporation or By-Laws. No authorization, approval, or consent of any third party (including, without limitation, the holder or any material debt of OrbusMT, the lessor of any material lease, any other party to any contract or agreement, or any governmental or regulatory authority) is required in connection with the lawful execution, delivery and performance of this Agreement by OrbusMT.

     4.5. Title to Purchased Assets. Prior to initial Approval in any Territory, OrbusMT shall own the entire right, title and interest in and to the Patent Application, free and clear of all mortgages, liens, pledges, charges and encumbrances of any kind and nature.

     4.6. Intellectual Property. OrbusMT has not received any notice of any claim of infringement or any other claim or proceeding relating to any patent, trademark, trade name, service mark, copyright or trade secret relating to the R Stent.



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



     4.7.   Representations  and  Warranties  of  Spectranetics.   Spectranetics
represents and warrants that (i) it has the ability to employ and maintain adequate manpower and organization to fulfill its responsibilities hereunder, including without limitation, the Minimum Staff; (ii) once delivered to Spectranetics, the R Stent will not be adulterated or misbranded within the meaning of the United States Food, Drug and Cosmetic Act of 1938, as amended, and the regulations promulgated thereunder; (iii) while in the possession of Spectranetics and at the time of delivery from Spectranetics to its customers, the R Stents will be free and clear of all liens, security interest, charges and encumbrances of any kind or amount and (iv) Spectranetics will assure that the R Stents are properly stored and inventoried until such time as they are delivered to its customers, in compliance with the guidelines of OrbusMT in effect from time to time and in compliance with all applicable laws, regulations, and standards in the Territories. In order to guarantee that R Stents shall not be sold beyond their shelf life, Spectranetics represents and warrants that it shall:

     (A) use the "First In, First Out" inventory system, such that the oldest R Stents on hand are sold first; and

     (B) destroy all R Stents which are past the "last sales date" or "expiration date" printed on the packaging of each R Stent in order to assure that the same are not sold.

     In the event that Spectranetics uses any Sub-Distributor, Spectranetics warrants that it will assure that each such Sub-Distributor warrants to it and to OrbusMT that such Sub-Distributor will also follow the provisions of this
Section 4.7.

     4.8. Corporate Existence and Power. Spectranetics is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Spectranetics has full power to enter into this Agreement and perform its obligations hereunder.

     4.9. Authorization and Validity of Agreement. The execution, delivery and performance of this Agreement by Spectranetics and the consummation by Spectranetics of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Spectranetics. This Agreement has been duly executed and delivered by Spectranetics and this Agreement and any agreements executed and delivered by Spectranetics pursuant hereto constitute the valid and binding agreements of Spectranetics and each is enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally or by equitable principles (whether considered in an action at law or in equity).

     4.10. No Violation; Consents. Neither the execution and delivery of this Agreement


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

nor the consummation of the transactions provided for herein will violate any material agreement to which Spectranetics is a party or by which it is bound or any law, order or decree or any provision of the Articles of Incorporation or By-Laws. Except with respect to Silicon Valley Bank, no authorization, approval, or consent of any thirty party (including, without limitation, the holder of any material debt of Spectranetics, the lessor of any material lease, any other party to any contract or agreement, or any governmental or regulatory authority) is required in connection with the lawful execution, delivery and performance of this Agreement by Spectranetics.

     4.11. Inspections. Each of OrbusMT and Spectranetics shall permit the other such inspections as are necessary to allow the other to verify that the representations and warranties are true. Such inspections shall not be required more often than once in each Contract Year; provided, however, that either party may make follow-up inspections within two (2) months of any inspection in which a material breach of any representation or warranty is found.


                                    ARTICLE 5
                                   INFORMATION

     5.1. Access to Information. Each party shall provide to the other access to all relevant governmental files and submissions to which such party has access. Each party shall provide the other with a copy of any reported adverse experience involving the R Stent after a party receives the report of such occurrence whether sold by it or any Person to whom a party has granted any distribution or sales rights. Any death, serious injury, potential for occurrence of the same, or change in the frequency or occurrence of field experiences with respect to an R Stent which is required to be reported by a party to the FDA or any International Regulatory Agency shall be reported to the other party as promptly as possible to enable the other party to comply with applicable regulations in a timely manner.

     5.2. Corrective Actions - OrbusMT. Except as provided for in Section 5.3, OrbusMT shall institute and fund any recall, corrective action, or the like in circumstances relating to a R Stent defect or failure which requires such action as determined by the FDA, any International Regulatory Agency, OrbusMT, or as otherwise may be required pursuant to applicable laws, rules or regulations. Spectranetics shall provide OrbusMT with responsible assistance in the actual retrieval of the R Stents sold by Spectranetics.


     5.3 Corrective Actions - Spectranetics. Spectranetics shall institute and fund any recall, corrective action, or the like in circumstances relating to an R Stent defect or failure which requires such action as determined by the FDA, any International Regulatory Agency, OrbusMT, Spectranetics or as otherwise may be required pursuant to applicable laws, rules or regulations if


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

caused by the failure of Spectranetics to properly inventory and store the R Stent after delivered to Spectranetics. OrbusMT shall provide Spectranetics with responsible assistance in the actual retrieval of the R Stents sold by Spectranetics.

     In the event of any recall, each party will cooperate fully with the other in accounting for all units and acquiring the same.

     5.4. Survival. The provisions of this Article 5 shall survive termination of this Agreement.


                                    ARTICLE 6
                            CONFIDENTIAL INFORMATION

     6.1. Spectranetics' Confidentiality Obligation. Spectranetics hereby covenants that it will not, directly or indirectly, disclose either during or subsequent to the term of this Agreement, any Confidential Information of OrbusMT, to any other Person, except to its attorneys and accountants as required in connection with this Agreement who have been and will be instructed to maintain its confidentiality and to third Persons, with a demonstrated need to know such Confidential Information, who shall execute binding written agreements requiring such third Persons not to disclose Confidential Information disclosed to them by Spectranetics.

     6.2. OrbusMT's Confidentiality Obligation. OrbusMT hereby covenants that it will not, directly or indirectly, disclose either during or subsequent to the term of this Agreement, any Confidential Information proprietary to
Spectranetics, to any other Person, except to OrbusMT's attorneys and accountants as required in connection with this Agreement who have been and will be instructed to maintain its confidentiality and to third Persons, with a demonstrated need to know such Confidential Information, who shall execute binding written agreements requiring such third Persons not to disclose Confidential Information disclosed to them by OrbusMT.

     6.3. Confidential Information. For purposes of this Agreement, "Confidential Information" shall mean verbal and written disclosures from OrbusMT or Spectranetics (the "Discloser") to the other party (the "Disclosee"), which concern the Discloser, including without limitation information which concerns the Discloser's business, operations, products or research and development efforts, or which concern the R Stents, but shall not include information which: (a) at the time of disclosure is published or otherwise becomes a part of the public domain through no fault of Disclosee (but only after, and only to the extent that, it is published or otherwise becomes a part of the public domain); (b) Disclosee can show was known to it at the time of disclosure, free of restriction; (c) has been or hereafter is disclosed to Disclosee without any obligation of confidentiality by a third Person who is in lawful possession of such



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


information and has the right to disclose it to Disclosee; (d) has been or hereafter is disclosed by Discloser to a third Person free of any obligations of confidentiality; (e) is developed by Disclosee independent of the Discloser's Confidential Information; or (f) is disclosed by Disclosee pursuant to the order or requirement of a court, administrative agency or other governmental body, provided that the Disclosee promptly informs the Discloser of its intent to make such disclosure, takes all reasonable steps to limit such disclosure and does not inhibit the Discloser in taking whatever lawful steps the Discloser considers necessary to attempt to preserve the confidentiality of such information. Disclosures made to Disclosee by Discloser which are specific shall not be deemed to be within the foregoing exceptions merely because they are embraced by general disclosures in the public domain or in the possession of Disclosee.

     6.4.  Remedies.  The parties agree and acknowledge  that any breach of this
Article 6 by OrbusMT or Spectranetics would likely cause irreparable injury to the other party and that such other party's remedy at law for any such breach would be inadequate. Accordingly, the parties agree that, in addition to any other remedies provided for herein or otherwise available at law, temporary and permanent injunctive relief and other equitable relief may be granted in any Action which may be brought by either party to enforce the provisions of this
Article 6 without the necessity of proof of actual damage. Each party agrees promptly to seek temporary and permanent injunctive relief against any of its directors, officers, employees, representatives or agents who breach the aforesaid obligations with respect to any matter relating to this Agreement. The provisions of Section 12.8. shall not apply to this Article 6.

     6.5. Survival. The provisions of this Article 6 shall survive termination of this Agreement.


                                    ARTICLE 7
                                   INVENTIONS

     7.1. Inventions. Spectranetics and OrbusMT each acknowledge that the other party has heretofore developed or acquired and will continue to develop, acquire, market and sell products, methods, processes and apparatus relative to their respective fields of endeavor. Notwithstanding anything in this Agreement to the contrary, Spectranetics and OrbusMT each retain all right, title and interest in and to such products, methods, processes and apparatus developed or owned on their respective parts.

     7.2. Patents. Spectranetics acknowledges that OrbusMT has filed the European Patent Application, and that OrbusMT may file future patent applications in other parts of the Territories and elsewhere for the R Stent. Spectranetics agrees that it shall assist and cooperate in a reasonable manner with OrbusMT in obtaining patent protection pursuant to any such



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


applications and to protect title in the same in the name of OrbusMT. In such event, OrbusMT shall reimburse to Spectranetics its reasonable out-of-pocket costs in connection with such assistance.

     7.3. Joint Works. There shall be no joint works between the parties. Spectranetics acknowledges that the R Stent, any licenses associated therewith, and all intellectual property rights related to the R Stent and any modifications to the design or characteristics of the same are and shall remain the sole and exclusive property of OrbusMT.

     7.4. Survival. The provisions of this Article 7 shall survive termination of this Agreement.


                                    ARTICLE 8
                                 INDEMNIFICATION

     8.1. * * * Indemnification of * * *.

          (a) * * *.

          (b) * * *.

     8.2. * * * Indemnification of * * *.

          (a) * * *.

          (b) * * *.

          (c) * * *.

     8.3. Survival. The provisions of this Article 8 shall survive termination of the Agreement.



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                                    ARTICLE 9
                             APPLICATION DATES * * *

     9.1. Application Dates. The parties agree that they each shall prepare and execute the materials and undertakings which each is to prepare and execute under the provisions of Section 3.3 for the registration and application for Approval of the R Stent in each part of the Territories such that application for Approval can be filed no later than the date given for each in Annex "6" attached hereto and made a part hereof (the "Application Dates"). * * *. In the event that an application is not timely filed and neither party is in default hereunder, then both parties will continue to use reasonable efforts to effect the filing of such application as quickly as possible.

     9.2. * * *

     If, as to any part of the Territories during any Contract Year, * * *, OrbusMT shall have the right to terminate this Agreement as to such part of the Territories, by sending six (6) months written notice to Spectranetics (the "6 Month Notice"), without any indemnity, compensation, or damage of any nature whatsoever to be paid by OrbusMT to Spectranetics in relation to any such termination. Spectranetics may, prior to the expiration of the 60th day following the date of the 6 Month Notice, * * *. Otherwise, this Agreement shall terminate on the date specified in the 6 Month Notice (being a date at least 6 months after the date the 6 Month Notice is given) as to the part of the Territories specified in such 6 Month Notice.

     * * *, then OrbusMT shall have the right to terminate this Agreement as to such part of the Territories, by sending six (6) months written notice to Spectranetics (the "6 Month Notice"), without any indemnity, compensation, or damage of any nature whatsoever to be paid by OrbusMT to Spectranetics in relation to any such termination. Spectranetics may, prior to the expiration of the 60 day period following the date of the 6 Month Notice, * * *. Otherwise, this Agreement shall terminate on the date specified in the 6 Month Notice (being a date at least 6 months after the date the 6 Month Notice is given) as to the part of the Territories specified in such 6 Month Notice.

     The provisions of this Section 9.2 shall be the sole remedy of OrbusMT in the event * * *.




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

                                   ARTICLE 10
                               CONDITIONS OF SALES

     10.1. Orders. Spectranetics shall provide OrbusMT with a non-binding 12 month rolling forecast (a "forecast") of Spectranetics' estimated requirements for the R Stent broken down by Territory, which forecast shall be updated: (1) every three (3) months and (ii) within thirty (30) days of initial Approval of the R Stent in a Territory. The first of such forecasts shall be provided within thirty (30) days after initial Approval in any Territory.

     Concurrent  with  submitting  its  non-binding  forecast  pursuant  to this
Section 10.1, Spectranetics shall place a binding purchase order with OrbusMT for (i) 100% of the forecasted requirement for the first three (3) month period of such forecast (the "first quarter") and (ii) fifty percent (50%) of the forecasted requirement for the subsequent three (3) month period of such forecast (the "second quarter"). Estimated quantities given in each forecast for the last six (6) month period of such forecast shall be for planning purposes only.

     OrbusMT agrees to meet Spectranetics' requirements as set forth in binding purchase orders pursuant to this Section 10.1 and any additional quantity of up to a twenty-five percent (25%) increase over the most recent forecasted requirements for the first and second quarters of such forecasts.

     Orders accepted by OrbusMT shall result in sales contracts to be governed and construed in accordance with the terms of this Agreement, OrbusMT's terms and conditions of sale in effect at the time of delivery (to the extent not inconsistent with this Agreement), and the terms of Spectranetics order (to the extent not inconsistent with this Agreement or OrbusMT's terms and conditions of sale). The terms of this Agreement will control over any contrary language contained on any purchase order, acknowledgment or invoice submitted by either party hereto in connection with any purchase or sale covered by this Agreement whether or not such purchase order, acknowledgment or invoice refers to this Agreement explicitly.

     10.2. Sales. All sales of the R Stents to Spectranetics shall be made F.O.B. to the "Spectranetics Designated Warehouse," as defined. The "Spectranetics Designated Warehouse" means a single location in each of the Territories to which orders shall be shipped. The location of the Spectranetics Designated Warehouse in any one Territory may not be changed more than once yearly.

     10.3. Risk of Loss. Risk of loss of all units of the R Stent sold hereunder shall pass to Spectranetics, and OrbusMT's responsibility for loss or damage to any R Stent shall cease, immediately upon delivery of the R Stents to the Spectranetics Designated Warehouse.



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


     10.4. Shipping Dates. Throughout the Term of this Agreement, OrbusMT agrees to keep Spectranetics reasonably advised of anticipated shipping dates and of any delays in the same.

     10.5 Security Interest. OrbusMT reserves a purchase money security interest in each R Stent until such time as it receives payment for the OrbusMT Price. OrbusMT shall be solely responsible for perfecting its security interest. Spectranetics agrees to execute such instruments as may be required from time to time to perfect such interest in OrbusMT.

     10.6. Warranty. OrbusMT warrants to Spectranetics that each unit delivered hereunder will be free from defects in material and workmanship. If, within one
(1) year from the date a unit is shipped to Spectranetics, it appears that the unit does not meet the warranty specified in this Section 10.7. and Spectranetics makes such unit available for inspection by OrbusMT, then OrbusMT will, at its sole option:

     (a) furnish a replacement for the defective unit to Spectranetics against return at Spectranetics' premises of the defective item; or

     (b) refund to Spectranetics an amount equal to the price paid by Spectranetics to OrbusMT for such unit, against return at Spectranetics' premises of the defective item.

     OrbusMT further warrants that each R Stent provided hereunder conforms to the requirements of the relevant Approval. OrbusMT further warrants that the R Stents shall be merchantable for the purpose set forth in such Approval. THE FOREGOING WARRANTIES ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER WRITTEN, ORAL OR IMPLIED, INCLUDING THE WARRANTY OF FITNESS FOR A SPECIFIC PURPOSE.

     The liability of OrbusMT to Spectranetics arising out of the supplying of a R Stent or its use, whether on warranty, contract, negligence or otherwise, shall not in any case exceed the cost of replacing such R Stent except as specifically provided in this Agreement. The foregoing shall constitute the sole remedy of Spectranetics and the sole liability of OrbusMT in respect of any loss or damage arising out of or connected with any order or the performance or breach thereof or the manufacture, sale, delivery, resale or use of any R Stent.

     OrbusMT shall have no obligations as to any R Stents which are subjected to misuse, negligence, accident, or alteration by Spectranetics or any third party.

     NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES,


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


INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS, LOSS OF BUSINESS OR OTHER LOSS ARISING OUT OR RESULTING FROM THIS AGREEMENT EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE FOREGOING SHALL APPLY REGARDLESS OF THE NEGLIGENCE OR OTHER FAULT OF THE PARTY AND REGARDLESS OF WHETHER SUCH LIABILITY SOUNDS IN CONTRACT, NEGLIGENCE, TORT, OR ANY OTHER THEORY OF LEGAL LIABILITY.

     10.8. Warranty to Customers. Spectranetics agrees and warrants that each R Stent sold shall be accompanied by a copy of OrbusMT's standard warranty language (the "Warranty"), a copy of which is attached hereto as Annex "5." The parties agree that neither of them shall modify the Warranty except (a) as required by any governmental authority or (b) as jointly agreed between them.

     10.9 Manufacturing. * * *

     The provisions of this Section 10.9 shall not apply if (a) Spectranetics shall be in default under the terms of this Agreement, including, but not limited to, a failure by Spectranetics to pay OrbusMT in a timely fashion pursuant to the provisions of Article 2 hereof, or (b) under any circumstance where OrbusMT's failure to deliver any R Stents to Spectranetics is the result of any action taken by Spectranetics or any state of facts related to Spectranetics.


                                   ARTICLE 11
                      TERM AND TERMINATION OF THE AGREEMENT

     11.1. Term.

     (a) The term of this Agreement shall commence upon the Commencement Date and shall continue until the exclusive distributorship granted to Spectranetics hereunder, has been terminated in each of the Territories unless terminated earlier pursuant to the provisions of this Agreement.

     (b) The Term of the exclusive  distributorship in each Territory shall be *
* * from the date that official marketing approval is granted by the FDA or the appropriate International Regulatory Agency, as the case may be, in such Territory (the "Approval Date"). In the case of a Territory with more than one country, the Approval Date shall be the date when approval has been granted by the FDA or the International Regulatory Agency, as the case may be, in at least one-half of the countries in such Territory, including the largest country in such Territory. The Term of this Agreement for each Territory will automatically renew for an additional * * * of the Approval Date in such Territory unless Spectranetics shall have given


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OrbusMT six (6) months prior  written  notice of  termination  of the  exclusive distributorship in that Territory or * * * from the Approval Date. The Renewal Amount represents the unit commitment for * * * then OrbusMT may terminate this Agreement by giving Spectranetics six (6) months prior written notice of
termination  of  the  exclusive   distributorship   in  that   Territory.   Such
terminations are Territory specific and do not affect Spectranetics' exclusive distributorship in any other Territory.

     In the event that the Term of the Agreement shall automatically renew as to any part of the Territories, * * *.

     (c)  Spectranetics  has the option to terminate this  Agreement  within ten
(10) days of receipt of the reported conclusions and recommendations of the feasibility study now being conducted by the Rotterdam Heart Center ("RHC") relating to the R Stent, but in no event later than May 5, 1998 (the "RHC Report"). If Spectranetics terminates this Agreement based on the recommendations and conclusions of RHC, OrbusMT will reimburse Spectranetics for the actual out-of-pocket cost of such study. Upon reimbursement to Spectranetics by OrbusMT of such cost, Spectranetics shall sign a release in favor of OrbusMT releasing all of the rights of Spectranetics under the present Agreement and with regard to the R Stent, the clinical trials, and the feasibility study conducted by RHC. If Spectranetics has not sent written notice to OrbusMT by midnight, E.S.T., on or before May 5, 1998, that Spectranetics has elected to terminate this Agreement under the provisions of this Section 11.1.(c), then Spectranetics shall be deemed to have waived its right to elect to terminate this Agreement pursuant hereto.

     (d) Spectranetics has the option to terminate this Agreement if OrbusMT fails to receive a patent export license from the United States Patent and Trademark Office by * * *. Further, if for any other reason OrbusMT fails to receive patent protection for the R Stent in the European Union or the United States, or such patents becomes invalid or unenforceable in the European Union or the Untied States, then Spectranetics shall have the option of terminating this Agreement. The termination rights set forth in this Section 11.1. (d) shall not mature until OrbusMT has had a full and complete opportunity to prosecute its patent and/or to fully litigate any challenges to such patent.

     (e) Spectranetics may, at its option, continue to investigate patentablity and infringement issues regarding the R Stent and, if not satisfied with such results, terminate this Agreement by April 30, 1998.

     (f) Either party may terminate this Agreement by written notice to the other (the "11.1(f) Termination Notice") if * * *.

     11.2. Termination. Notwithstanding the provisions of Section 11.1., this Agreement

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treatment and filed separately with the Commission.

may be terminated prior to the expiration of the initial term or the renewal term, if any, as follows:


          (a) by mutual written consent of the parties hereto; or

          (b) by written notice to a party hereto, upon the filing of a petition in bankruptcy or equivalent order or petition under the laws of any jurisdiction by or against such party; or upon an assignment of the assets of such party for the benefit of creditors; or upon the commencement by or against such party of any proceeding under an act of any legislative body, or order of a governmental authority of for the relief of debtors seeking the relief or readjustment of indebtedness either though reorganization, composition, extension or otherwise; or upon the voluntary or involuntary dissolution of such party; or

          (c) by written notice to a party hereto if such party shall fail in any material respect to comply with the terms, covenants and conditions of this Agreement to be complied with by it and shall fail to remedy such failure within sixty (60) days after receipt of written notice thereof from the other party hereto; provided, however, that, if such default cannot by its nature be cured within sixty (60) days, then the defaulting party shall be given a reasonable opportunity to cure the same; or

          (d) as provided in Article 9.

     11.3. Force Majeure. Neither party hereto shall be in default hereunder by reason of its delay in the performance or failure to perform any of its obligations hereunder for any event, circumstance, or cause beyond its control such as, but not limited to, acts of God, strikes, lock-outs, general governmental orders or restrictions, war, threat of war, hostilities, revolution, riots, epidemics, fire, or flood.

     The party affected by any such event shall notify the other party within a maximum period of fifteen (15) days from its occurrence. The performance of this Agreement shall then be suspended for as long as any such event shall prevent the affected party from performing its obligations under this Agreement.

     11.4. Sale on Termination. Within ten (10) days after the expiration or termination of this Agreement as to each part of the Territories, irrespective of the reason therefore, Spectranetics shall furnish to OrbusMT a written statement of the number of units of the R Stent owned by Spectranetics but not sold by it at the date of such termination. OrbusMT shall have

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treatment and filed separately with the Commission.

the irrevocable right and option, upon written notice to Spectranetics, within twenty (20) days after receipt of such statement from Spectranetics, to repurchase some or all of such unsold R Stents, which R Stents Spectranetics hereby agrees to sell to OrbusMT upon the exercise thereof. Such repurchase, if any, shall be made at a price for each unit equal to the purchase price for such unit paid by Spectranetics to OrbusMT. Units repurchased by OrbusMT shall be delivered C.O.D. to OrbusMT to any location in the Territory specified by OrbusMT no later than thirty (30) days after receipt of OrbusMT's repurchase order.

     In the event OrbusMT does not exercise the option  granted to it under this
Section 11.4. hereof within the twenty (20) day period specified therein, or if OrbusMT exercises such option with respect to less than all units on hand at the date of termination hereof, Spectranetics shall, after the expiration of such twenty (20) day period, have the right to sell all R Stents which OrbusMT has not theretofore purchased, on the terms and conditions contained in this Agreement.

     In the event that, as of the expiration or termination of this Agreement, Spectranetics does not have on hand sufficient inventory to fill firm orders in hand for the R Stents and Spectranetics has previously placed firm orders with OrbusMT for such units, then OrbusMT shall use its best efforts, not to include litigation, to fill such firm orders to the extent necessary for Spectranetics to be able to fill Spectranetics' firm orders.

     11.5. Survival. The provisions of this Article 11 shall survive termination of the Agreement.


                                   ARTICLE 12
                                  MISCELLANEOUS

     12.1. Notices. Written communications under this Agreement shall be effective only if addressed to the respective designees as follows (or to such designees as the parties hereto may from time to time designate in writing):

            If to Spectranetics:      The Spectranetics Corporation
                                      96 Talamine Court
                                      Colorado Springs, Colorado  80907-5186
                                      Attn: Chief Executive Officer

            with a copy to:           Eileen M. Fitzsimmons, Esq.
                                      Latham & Watkins
                                      75 Willow Road

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treatment and filed separately with the Commission.

                                      Menlo Park, California 94025

            If to OrbusMT:            Orbus Medical Technologies, Inc.
                                      200 South Biscayne Boulevard, Floor 20
                                      Miami, Florida  33131
                                      Attn: Chief Executive Officer

            with a copy to:           Jan Carson Cheezem
                                      Keith Mack LLP
                                      200 South Biscayne Boulevard, 20th Floor
                                      Miami, Florida  33131

     12.2. Entire Agreement. This Agreement constitutes the entire understanding and agreement between the parties, and supersedes all previous agreements (whether written or oral) concerning the subject matter hereof. This Agreement may not be amended or supplemented except by a written document executed by the parties to this Agreement.

     12.3. Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns, including without limitation, successors to all or substantially all of the assets, business or operations of the corporations or entities performing a party's obligations under this Agreement. Neither this Agreement nor the performance of any part hereof may be assigned or transferred by either party hereto without the prior written consent of the other party, except that a party's rights hereunder may be transferred (i) to an Affiliate of such party without the prior written consent of the other party, provided such party continues to guarantee all of the payment and performance obligations of such party; or (ii) to a successor of all or substantially all of the business and assets of the party.

     12.4. Independent Contractors. The parties hereto are independent contractors. Neither this Agreement nor any terms and conditions herein contained shall be construed as creating a joint venture, agency or employment relationship. Neither party is granted any right or authority to assume or to create any obligation or responsibility, express or implied, on behalf of or in the name of the other party.

     12.5. No Waiver. The failure of either party to exercise any right it is granted herein or to require the performance by the other party hereto with respect to any provision of this Agreement, shall not prevent a subsequent exercise or enforcement of such provision or be deemed a wavier of any subsequent breach of the same or any other provision of this Agreement.

     12.6. Jurisdiction. The internal laws of the State of Delaware, United States of America, applicable to contracts entered into and wholly to be performed in Delaware by

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treatment and filed separately with the Commission.

Delaware residents, without reference to any principles concerning conflicts of law, shall govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties hereunder; provided, however, that this Section and the parties' rights under this Section shall be governed by and construed in accordance with the Federal Arbitration Act, 9 U.S.C. ss.1, et. seq.

     12.7. Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, other than a purported breach of Article 6, shall be settled by the following procedures: Either party may send the other written notice identifying the matter in dispute and involving the procedures of this Section. Within fourteen (14) days after such written notice is given, one or more principals of each party shall meet at a mutually agreeable location in Denver, Colorado, for the purpose of determining whether they can resolve the dispute themselves by written agreement, and, if not, whether they can agree upon a third-party impartial arbitrator (the "Arbitrator") to whom to submit the matter in dispute for final and binding arbitration. If the parties fail to resolve the dispute by written agreement or agree on the Arbitrator within such twenty one (21) day period, either party may make written application to the Judicial Arbitrator Group, Inc. ("JAG"), Denver, Colorado, for the appointment of a single Arbitrator to resolve the dispute by arbitration and at the request of JAG, the parties shall meet with JAG at its offices or confer with JAG by telephone within ten (10) calendar days of such request to discuss the dispute and the qualifications and experience with each party respectively believes the Arbitrator should have; provided, however, the selection of the Arbitrator shall be the exclusive decision of JAG and shall be made within thirty (30) days of the written application to JAG. Within thirty (30) days of the selection of the Arbitrator, the parties shall meet in Denver, Colorado, with such Arbitrator at a place and time designated by the Arbitrator after consultation with the parties and present their respective positions on the dispute. Each party shall have no longer than one (1) day to present its position, the entire proceedings before the Arbitrator shall be no more than three (3) consecutive days, and the award shall be made in writing no more than thirty (30) days following the end of the proceeding. Such award shall be a final and binding determination of the dispute and shall be fully enforceable as an arbitration award in any court having jurisdiction and venue over the parties. The prevailing party (as determined by the Arbitrator) shall in addition be awarded by the Arbitrator such party's own attorneys' fees and expenses in connection with such proceeding. The non-prevailing party (as determined by the Arbitrator) shall pay the Arbitrator's fees and expenses. The provisions of this Section 12.7. shall survive termination of this Agreement.

     12.8. Counterparts. This Agreement may be signed in multiple counterparts, each one of which shall be deemed effective as if each party had signed each of such counterparts.

(signature page follows)

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treatment and filed separately with the Commission.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                    THE SPECTRANETICS CORPORATION


                                    By:     /s/ Hendricus Kos
                                    Name:   Hendricus Kos
                                    Title:  Vice President, Sales and Marketing

                                    ORBUS MEDICAL TECHNOLOGIES, INC.


                                    By:    /s/ David L. Camp, Jr.
                                    Name:  David L. Camp, Jr.
                                    Title:  Director, Sales and Marketing



* * * This portion has been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

                                   ANNEX LIST


Annex 1  European Patent Application

Annex 2  Minimum Staff

Annex 3  Annual Business Plan for 1998

Annex 4  Annual Sales Plan for 1998 and Annual Marketing Plan for 1998

Annex 5  Warranty

Annex 6  Timetable - Application Dates

Annex 7  * * *


* * * This portion has been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

                                    ANNEX "1"

                           European Patent Application

         * * *







* * * This portion has been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

                                    ANNEX "2"

                                  Minimum Staff


         Sales and Marketing

         V.P. Global Sales and Marketing
         Three Sales Managers
         Five Account Managers

         Clinical Support and Clinical Trial Monitoring

         Director Clinical Affairs
         Two Clinical Managers
         Eleven Clinical Advisors

         Customer Service/Order Handling - Worldwide

         Customer Support Manager
         Two Assistants

         Regulatory Affairs

         V.P. RA/QA
         Director Regulatory Affairs
         Staff for Preparing and Filing
         IDE, PMA and CE Submissions

                                   ANNEX "3"

                          Annual Business Plan for 1998

         * * *










* * * This portion has been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

                                    ANNEX "4"

          Annual Sales Plan for 1998 and Annual Marketing Plan for 1998

         * * *








* * * This portion has been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

                                    ANNEX "5"

                                    Warranty

     OrbusMT Medical Technologies, Inc. warrants that reasonable care has been used in the manufacture of the device. THIS WARRANTY IS EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESSED, IMPLIED, WRITTEN OR ORAL, INCLUDING, BUT NOT LIMITED TO ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. As a result of biological differences in individuals, no product is 100% effective under all circumstances. Because of this fact and since we have no control over the conditions under which the device is used, diagnosis of the patient, methods of administration or its handling after the device leaves our possession, OrbusMT does not warrant either a good effect or against any ill effect following its use. OrbusMT shall not be liable for any incidental or consequential loss, damage, or expense arising directly or indirectly from the use of this device. OrbusMT will replace any device that we feel was defective at the time of shipment. No representative of OrbusMT may change any of the foregoing or assume any additional liability or responsibility in connection with this device.

     OrbusMT Medical Technologies, Inc. warrants that each component of this system has been manufactured, packaged, and tested with reasonable care and will be free from defects in workmanship and material. OrbusMT will not be liable for any incidental, special, or consequential loss, damage, or expense resulting, directly or indirectly, from the use of its product. OrbusMT's sole obligation shall be to repair or replace, at its option, any device that OrbusMT determines was defective at time of shipment if notice thereof is received within one year of shipment. Buyer assumes all liability, whether based upon warranty, contract, negligence, or otherwise, for damages resulting from the handling, possession, use, or misuse of the OrbusMT product. Because OrbusMT has no control over the operation, inspection, maintenance, or use of its products after sale and has no control over the selection of patients, THIS WARRANTY IS EXPRESSLY IN LIEU OF ANY OTHER EXPRESS OF IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, AND OF ANY OTHER OBLIGATION ON THE PART OF THE SELLER. The remedies set forth in this Warranty and Limitations shall be the exclusive remedy available to any person. No agent, employee, or representative of OrbusMT has any authority to change any of the foregoing or assume or bind OrbusMT to any additional liability or responsibility in connection with this device.



* * * This portion has been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

                                    ANNEX "6"

                          Timetable - Application Dates

         * * *









* * * This portion has been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

                                    ANNEX "7"

         * * *





* * * This portion has been omitted pursuant to a request for confidential treatment and filed separately with the Commission.